UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  December 15, 2011

PriceSmart, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22793	33-0628530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9740 Scranton Road, San Diego, CA 92121
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (858) 404-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 6, 2011, PriceSmart, Inc. (“the Company”) filed on Schedule 14A its Definitive Proxy Statement for its 2012 Annual Meeting of Stockholders (the “Proxy Statement”).  Under the heading “Compensation Discussion and Analysis—Equity Incentive Plans,” the Company reported shares awarded and shares available for issuance under the 1998 Equity Participation Plan of PriceSmart, Inc. (the “1998 Plan”), the 2001 Equity Participation Plan of PriceSmart, Inc. (the “2001 Plan”) and the 2002 Equity Participation Plan of PriceSmart, Inc. (the “2002 Plan”).  For each plan, the Company incorrectly reported the number of shares of restricted common stock that had been granted, net of forfeitures and shares repurchased by the Company to cover employees’ tax withholding obligations upon vesting, and shares remaining available for future grant, in each case as of October 31, 2011.  Corrected disclosures are set forth below:

The 1998 Plan provides for awards covering up to 700,000 shares of Common Stock. As of October 31, 2011 under the 1998 Plan, 240,938 shares had been issued upon exercise of options, 80,421 shares of Common Stock had been issued under the stock purchase provisions of the 1998 Plan, awards of 264,170 shares of restricted Common Stock had been granted, net of forfeitures and shares repurchased by the Company to cover employees’ tax withholding obligations upon vesting, and 114,471 shares remained available for future grant.

The 2001 Plan provides for awards covering up to 400,000 shares of Common Stock. As of October 31, 2011, under the 2001 Plan, 236,075 shares had been issued upon exercise of options granted, options to purchase an aggregate of 20,200 shares of Common Stock at prices ranging from $8.18 to $23.61 per share remained outstanding, awards of 89,722 shares of restricted Common Stock had been granted, net of forfeitures and shares repurchased by the Company to cover employees’ tax withholding obligations upon vesting, no shares of Common Stock had been issued under the stock purchase provisions of the 2001 Plan, and 54,003 shares remained available for future grant.

The 2002 Plan provides for awards covering up to 1,250,000 shares of Common Stock. As of October 31, 2011, under the 2002 Plan, 202,982 shares had been issued upon exercise of options granted, options to purchase an aggregate of 10,600 shares of Common Stock at prices ranging from $15.66 to $40.40 per share remained outstanding, awards of 651,547 shares of restricted Common Stock had been granted, net of forfeitures and shares repurchased by the Company to cover employees’ tax withholding obligations upon vesting, no shares of Common Stock had been issued under the stock purchase provisions of the 2002 Plan, and 384,871 shares remained available for future grant.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2011	/S/ JOHN M. HEFFNER
John M. Heffner
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)